SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 29549


                               Form 8-K
                             Current Report



                   Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

                       Date of Report May 7, 1997


                      Commission File Number: 2-47115

                 CAPITAL RESOURCES REAL ESTATE PARTNERSHIP II



            ILLINOIS                            36-6503795
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   (State or otherjurisdiction of              (IRS Employer
    incorporation or organization)              Identification Number)



                          6210 Campbell Suite 140
                            Dallas, Texas  75040
                               (972) 380-8000
                              ----------------

                  (address of principal executive offices)

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                   CAPITAL RESOURCES REAL ESTATE PARTNESHIP II


Item 2. Acquisition and Disposition of Assets.
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On may 7, 1997 the remaining asset of Capital Resources Real Estate Fund II was sold to a third party investor with the sale of the Partnership's only asset, the Partnership will cease all operations and be terminated.

The sale of Brookhollow Apartments has allowed the Partnership to pay all outstanding obligations, but does not allow for any final distribution to the Partners.

During the life of Capital Resources Real Estate Fund II partners received $2,432.00 per $1,000 invested from the operation and eventual sale of assets within the partnership.

                 CAPITAL RESOURCES REAL ESTATE PARTNERSHIP II

                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CAPITAL RESOURCES REAL ESTATE
                             PARTNERSHIP II an Illinois limited partnership






                             By:  /Robert J. Werra
                                 ------------------
                                   Robert Werra
                                   General Partner




                             Date: May 7, 1997
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